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                                                                     Exhibit 1.1



                                             SHARES
                             ----------------


                         THE YANKEE CANDLE COMPANY, INC.

                           COMMON STOCK $.01 PAR VALUE







                             UNDERWRITING AGREEMENT














          , 1999
----------





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                                                                          , 1999
                                                                ----------




Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, New York 10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International
c/o  Morgan Stanley & Co. International Limited
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     England

Dear Sirs and Mesdames:

         THE YANKEE CANDLE COMPANY, INC., a Massachusetts corporation (the "COMPANY"), proposes to issue and sell to the several Underwriters (as defined below), and certain shareholders of the Company (the "SELLING SHAREHOLDERS") named in Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of ________________ shares of the Common Stock, $.01 par value, of the Company (the "FIRM SHARES"), of which ____________ shares are to be issued and sold by the Company and ____________ shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto.

         It is understood that, subject to the conditions hereinafter stated, ____________ Firm Shares (the "U.S. FIRM SHARES") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. UNDERWRITERS") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and __________ Firm Shares (the "INTERNATIONAL SHARES") will




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be sold to the several International Underwriters named in Schedule III hereto
(the "INTERNATIONAL UNDERWRITERS") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Merrill Lynch & Co. shall act as representatives (the "U.S. REPRESENTATIVES") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Goldman Sachs International and Merrill Lynch International shall act as representatives (the "INTERNATIONAL REPRESENTATIVES") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

         The Selling Shareholders also propose to sell to the several U.S. Underwriters not more than an additional __________ shares of Common Stock, $.01 par value, of the Company (the "ADDITIONAL SHARES") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES." The shares of Common Stock, $.01 par value of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK." The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS".

         The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "PROSPECTUS." If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION

STATEMENT"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement.

         Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") has agreed to reserve a portion of the Shares to be purchased by it under this Agreement for sale to the Company's directors, officers, employees and business associates and other parties related to the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus under the heading "Underwriters" (the "DIRECTED SHARE PROGRAM"). The Shares to be sold by Morgan Stanley pursuant to the Directed Share Program are hereinafter referred to as the "DIRECTED SHARES." Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

           1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the Company's knowledge, threatened by the Commission.

                  (b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the relevant effective date, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
         (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply, as of the relevant effective date or filing date, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain, as of the relevant filing date, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its

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         incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) The Company does not have any significant subsidiaries within the meaning of Regulation S-X under the Securities Act.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) Upon the filing of the Restated Articles of Organization of the Company, the authorized capital stock of the Company will conform as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock".

                  (g) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and, when issued, will be validly issued, fully paid and non-assessable.

                  (h) The Shares to be sold by the Company have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                  (i) The Shares issuable upon the exercise of options to be exercised by certain of the Selling Shareholders (the "OPTIONS") will be issued pursuant to the Stock Option Agreements which will be entered into by the Company and such Selling Shareholders (the "OPTION AGREEMENTS"); the Option Agreements were duly authorized by the Company, and will, when executed and delivered by the parties thereto, constitute valid and binding instruments enforceable against the Company in accordance with their terms subject, as to the enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Options and the Option Agreements conform in all material respects to the descriptions thereof in the Prospectus.

                  (j) The unissued shares of Common Stock issuable upon the exercise of the Options have been duly and validly authorized and reserved for issuance, and at the time such Shares are to be sold by the Selling Shareholders, such Shares will have been delivered in accordance with the provisions of the Option Agreements and will be duly and validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof in the Prospectus.

                  (k) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the articles of organization or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except for the filing by the Secretary of the Commonwealth of Massachusetts of the Company's Restated Articles of Organization (as described in the Prospectus), the registration under the Securities Act of the Shares, the registration of the Common Stock under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the approval for listing of the Common Stock by the New York Stock Exchange, Inc. (the "NYSE") and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (m) Other than as set forth in the Registration Statement or the Prospectus, there are no legal or governmental proceedings pending or, to the Company's knowledge, threatened to which the Company is a party or to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described, and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (n) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (o) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to be registered as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (p) The Company has good and marketable title in fee simple to all real property owned by it and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus.

                  (q) The Company owns or possesses, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in connection with the business now operated by it, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

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                  (r) No material labor dispute with the employees of the
         Company exists, except as described in or contemplated by the Prospectus, or, to the knowledge of the Company, is imminent.

                  (s) Except as described in or contemplated by the Prospectus, the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged.

                  (t) Except as described in the Prospectus, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  (u) Except as described in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                  (v) Deloitte & Touche LLP, Ernst & Young LLP and Fisk, Bilton, Smith & Co., P.C., each of whom have certified certain financial statements of the Company and its subsidiaries, are each independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  (w) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (x) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (y) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

                  (z) The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

                  (aa) The Company has reviewed its operations to evaluate the extent to which the business or operations of the Company will be affected by the "Year 2000 Problem" (that is, any significant risk that the computer hardware or software applications used by the Company will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, the Company has no reason to believe, and does not believe, that there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or the Prospectus which have not been described in the Registration Statement or the Prospectus.

                  (bb) The Registration Statement, the Prospectus and any preliminary prospectus comply in all material respects, and any amendments or supplements thereto will comply, as of the relevant effective date or filing date, in all material respects, with any applicable laws or regulations of any jurisdiction in which the Prospectus or any

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         preliminary prospectus, as amended or supplemented, if applicable, is distributed in connection with the Directed Share Program.

                  (cc) No consent, approval, authorization, order of, or qualification with any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

                  (dd) The Company has not offered, or caused Morgan Stanley to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

           2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders represents and warrants to and agrees with each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                  (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and BankBoston, NA, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact (the "ATTORNEYS-IN-FACT") to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or the partnership agreement or articles of partnership of such Selling Shareholder (if such Selling Shareholder is a partnership), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except for the filing by the Secretary of the Commonwealth of Massachusetts of the

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         Company's Restated Articles of Organization (as described in the
         Prospectus), the registration under the Securities Act of the Shares, the registration of the Common Stock under the Exchange Act, the approval for listing of the Common Stock by the NYSE and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                  (c) Certificates in negotiable form representing shares of common stock of Yankee Candle Holdings Corp. ("HOLDINGS") or shares of common stock, no par value, of the Company, in each case, which will be exchanged for the Shares to be sold by such Selling Shareholder hereunder other than any such Shares to be issued upon the exercise of Options, have been, and, with respect to each of the Selling Shareholders who is selling Shares on the exercise of Options that duly completed and executed irrevocable Option exercise notices, in the forms specified by the relevant Option Agreement, with respect to all of the Shares to be sold by such Selling Shareholder hereunder which are not represented by certificates have been, placed in custody under the Custody Agreement.

                  (d) The shares represented by the certificates or the irrevocable Option exercise notice, in either case held in custody for such Selling Shareholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and the arrangements made by such Selling Shareholders for such custody, and the appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Shareholders specifically agrees that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and of the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of

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         whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

                  (e) On the Closing Date, such Selling Shareholder will have,
         (i) valid title to the Shares (other than the Shares, if any, to be issued upon exercise of Options) to be sold by such Selling Shareholder, (ii) valid title to the Options, if any, to be exercised in respect of the Shares to be sold by such Selling Shareholder, (iii) assuming due issuance by the Company of any Shares to be issued upon exercise of Options, valid title to the Shares issued upon exercise of such Options to be sold by such Selling Shareholder and (iv) the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                  (f) The Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

                  (g) Immediately prior to the Closing, such Selling Shareholder will have good and valid title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims, except for those arising under this Agreement, the Custody Agreement and the Power of Attorney; and, upon payment therefor and the delivery to the Depositary Trust Company ("DTC") or its agent of the Shares registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Shares to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a "protected purchaser" of the Shares (as defined in Section 8-303 of the Uniform Commercial Code as in effect in the State of New York (the "UCC")), the Underwriters will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the UCC) to the Shares, and no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim);

                  (h) To the extent that any statements or omissions made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, such preliminary prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

           3. AGREEMENTS TO SELL AND PURCHASE. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $_____ a share (the "PURCHASE PRICE") the respective numbers of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedules II and III hereto.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, each Selling Shareholder, severally, and not jointly, hereby agrees to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to [15% of global offering] Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Attorneys-in-Fact in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares.

         Each Seller hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing, (C) the granting of stock options and/or restricted stock units pursuant to the Company's existing employee benefit plans and to directors in connection with their initial appointment to the Company's Board of Directors, provided that such options (other than options granted to directors in connection with their initial appointment to the Company's Board of Directors) do not become exercisable and such units do not vest during such 180-day period, or (D) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares. In addition, each Selling Shareholder agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock, or any security convertible into or exercisable or exchangeable for Common Stock.

           4. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S.$_____ a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$____ a share, to any Underwriter or to certain other dealers.

           5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [3 business days or, if the offering is priced after 4:30 p.m. Eastern Time,

4 business days after the date of the Underwriting Agreement] or at such other time on the same or such other date, not later than [5 business days after previous date] as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

         Payment for any Additional Shares shall be made to the Selling Shareholders in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than [10 business days after expiration of greenshoe option] as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE."

         Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

           6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than [_______] (New York City time) on the date hereof.

         The several obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                           (i) there shall not have occurred any downgrading,
                  nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                           (ii) there shall not have occurred any change, or any
                  development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) The Underwriters shall have received on the Closing Date:

                           (i) a certificate, dated the Closing Date and signed
                  by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date; and

                           (ii) a certificate, dated the Closing Date and signed
                  by each Selling Shareholder that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                  The officers signing and delivering each such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

                  (c) The reorganization of the Company and liquidation of Holdings as described under the caption "Description of Capital Stock" in the Prospectus shall have been consummated in accordance with applicable law; and the Company shall have entered into the Credit Agreement described in the Prospectus on terms substantially as described in the Prospectus.

                  (d) The Underwriters shall have received on the Closing Date an opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the execution and delivery by the Company of, and
                  the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries which has been identified to such counsel in a certificate provided by the Chief Financial Officer of the Company as material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree which has been identified to such counsel in a certificate provided by the Chief Financial Officer of the Company of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except those that have been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

                           (ii) the statements (A) in the Prospectus under the
                  caption "Description of the Credit Agreement" and (B) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize in all material aspects the matters referred to therein;

                           (iii) the statements in the Prospectus under the
                  caption "United States Federal Tax Considerations for Non-United States Holders" fairly summarize in all material respects the matters referred to therein;

                           (iv) such counsel does not know of any legal or
                  governmental proceedings pending to which the Company is a party that are required to be described in the Registration Statement or the Prospectus and are not so described;

                           (v) the Company is not, and after giving effect to
                  the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be required to register as, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                           (vi) such counsel (A) is of the opinion that the
                  Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion), as of their respective effective or filing dates, appear on their face to be responsive as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder,
                  (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any opinion or belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
                  (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any opinion or belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (vii) this Agreement has been duly authorized,
                  executed and delivered by the Company; and

                           (viii) the Option Agreements constitute valid and
                  binding instruments enforceable against the Company in accordance with their terms subject, as to enforcement, to (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally and (B) general principles of equity (whether considered in a proceeding at law or in equity).

                  (e) The Underwriters shall have received on the Closing Date an opinion of Hale and Dorr LLP, special Massachusetts counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated, is
                  validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction listed on an exhibit to such opinion, which, to such counsel's knowledge, constitute the only jurisdictions in the United States in which the Company owns or leases real property, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (ii) the Shares to be sold by the Selling
                  Stockholders have been duly authorized and are validly issued, fully paid and non-assessable;

                           (iii) the Shares to be sold by the Company have been
                  duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights under Massachusetts law or the Company's Articles of Organization or By-laws;

                           (iv) the execution and delivery by the Company of,
                  and the performance by the Company of its obligations under, this Agreement will not contravene any provision of the Articles of Organization or By-laws of the Company;

                           (v) the statements in the Prospectus under the
                  caption "Description of Capital Stock", insofar as such statements constitute summaries of the documents referred to therein, fairly summarize the documents referred to therein;

                           (vi) the statements in the Registration Statement in
                  Item 14 state the general effect of the Articles of Organization, indemnity agreements and Underwriting Agreement referred to therein as required in Item 702 of Regulation S-K under the Securities Act;

                           (vii) the Options have been duly authorized and
                  granted pursuant to the Option Agreements and constitute valid and binding obligations of the Company, and the Option Agreements have been duly authorized, executed and delivered by the Company;

                           (viii) the Shares issuable upon the exercise of the
                  Options have been duly and validly authorized and reserved for issuance, and, if issued in accordance with the terms of the Options, at the time such Shares are to be sold by the Selling Shareholders, such Shares will be duly and validly issued, fully paid and non-assessable; and

                           (ix) the authorized capital stock of the Company
                  conforms in all material respects as to legal matters to the description thereof contained in the Prospectus under the caption "Description of Capital Stock".

                  (f) The Underwriters shall have received on the Closing Date an opinion of Judy Kundl, counsel to the Company, dated the Closing Date, to the effect that:

                           (i) the Company has good and marketable title in fee
                  simple to all real property owned by it and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, in each case except as described in or contemplated by the Prospectus; and

                           (ii) after due inquiry, such counsel does not know of
                  any legal or governmental proceedings pending or threatened to which any of the properties of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not so described.

                  (g) The Underwriters shall have received on the Closing Date an opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel for each of Forstmann Little & Co. Equity Partnership-V, L.P. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P. (the "FL SHAREHOLDERS"), dated the Closing Date, to the effect that:

                           (i) this Agreement has been duly authorized, executed
                  and delivered by or on behalf of each of the FL Shareholders;

                           (ii) the execution and delivery by each FL
                  Shareholder of, and the performance by such FL Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney of such FL Shareholder will not contravene any provision of applicable law, or the partnership agreement of such FL Shareholder, or, to the best of such counsel's knowledge, any agreement or other instrument identified to such counsel in a certificate provided by a general partner of such FL Shareholder, binding upon such FL Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree identified to such counsel in a certificate provided by a general partner of such FL Shareholder, of any governmental body, agency or court having jurisdiction over such FL Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such FL Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such FL Shareholder, except those that have been made or obtained, and such consents, approvals, authorizations, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

                           (iii) the Custody Agreement and the Power of Attorney
                  of each FL Shareholder have been duly authorized, executed and delivered by such FL Shareholder and are valid and binding agreements of such FL Shareholder in accordance with their terms, subject as to enforcement, to (A) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally and (B) general principles of equity (whether considered in a proceeding at law or in equity); and

                           (iv) immediately prior to the Closing, the FL
                  Shareholders will have good and valid title to the Shares to be sold by the FL Shareholders hereunder, free and clear of all liens, encumbrances, equities or claims, except for those arising under this Agreement, the Custody Agreement and the Power of Attorney; and, upon payment therefor and the delivery to DTC or its agent of the Shares registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Shares to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a "protected purchaser" of the Shares (as defined in Section 8-303 of the UCC), the Underwriters will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the UCC) to the Shares, and no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

                  (h) The Underwriters shall have received on the Closing Date an opinion of Fried, Frank, Harris, Shriver & Jacobson, special counsel for each of the Selling Shareholders other than the FL Shareholders (the "OTHER SHAREHOLDERS"), dated the Closing Date, to the effect that:

                           (i) this Agreement has been duly executed and
                  delivered by or on behalf of each of the Other Shareholders;

                           (ii) the Custody Agreement and the Power of Attorney
                  of each Other Shareholder have been duly executed and delivered by such Other Shareholder and are valid and binding agreements of such Other Shareholder in accordance with their terms, subject as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally and (ii) general principles of equity (whether considered in a proceeding at law or in equity); and

                           (iii) immediately prior to the Closing, the Other
                  Shareholders will have good and valid title to the Shares to be sold by the Other Shareholders hereunder, free and clear of all liens, encumbrances, equities or claims, except for those arising under this Agreement, the Custody Agreement and the Power of Attorney; and, upon payment therefor and the delivery to DTC or its agent of the Shares registered in the name of Cede & Co. or such other nominee designated by DTC, both as provided for herein, and the crediting of the Shares to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC will be a "protected purchaser" of the Shares (as defined in Section 8-303 of the UCC), the Underwriters will acquire a valid "security entitlement" (within the meaning of Section 8-501 of the UCC) to the Shares, and no action based on an "adverse claim" (as defined in Section 8-102 of the UCC) may be asserted against the Underwriters with respect to such security entitlement (assuming that the Underwriters are without notice of any such adverse claim).

                  (i) The Underwriters shall have received on the Closing Date an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(d)(ii) (but only as to the statements in the Prospectus under the caption "Underwriters") and 6(d)(vi).

         With respect to Section 6(d)(vi) above, Fried, Frank, Harris, Shriver & Jacobson and Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to Sections 6(g) and 6(h) above, Fried, Frank, Harris, Shriver & Jacobson may rely, with respect to factual matters and to the extent such counsel deems appropriate, upon the representations of each Selling Shareholder contained herein and in the Custody Agreement and Power of Attorney of such Selling Shareholder and in other documents and instruments; PROVIDED that copies of such Custody Agreements and Power of Attorney and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel.

         The opinions described in Sections 6(d), 6(e), 6(f), 6(g) and 6(h) above shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

                  (j) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Deloitte & Touche LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the

         Registration Statement and the Prospectus; PROVIDED that such letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

                  (k) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the shareholders, officers and directors of the Company who are not selling shares of Common Stock in the offering relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  (l) The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

           7. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending [date one year after the end of the Company's fiscal quarter in which the Closing will occur] that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (f) Upon delivery to the Company of the irrevocable Option exercise notices referred to in Section 2 hereof and the receipt of the appropriate instructions from the Attorneys-in-Fact, to issue the Shares relating thereto in accordance with the provisions of the applicable Option Agreement, and, notwithstanding any other provision of such Option Agreement, to deliver the Shares to you as contemplated in the Custody Agreement.

                  (g) To place stop transfer orders on any Directed Shares that have been sold to Participants subject to the three month restriction on sale, transfer, assignment, pledge or hypothecation imposed by NASD Regulation, Inc. under its Interpretative Material 2110-1 on free-riding and withholding to the extent necessary to ensure compliance with the three month restrictions.

                  (h) To comply with all applicable securities and other laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

                  (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree with one another and with the Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel, and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, except as provided below, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Common Stock and all costs and expenses incident to listing the Shares on the NYSE and other national securities exchanges and foreign stock exchanges, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program, (x) all fees, disbursements and expenses of one counsel for the Selling Shareholders selected by the FL Shareholders (which counsel may be counsel to the Company), (xi) all other costs and expenses incident to the performance of the Company's or the Selling Shareholders' obligations hereunder for which provision is not otherwise made in this Section 7, and (b) each Selling Shareholder shall pay or cause to be paid any fees, disbursements and expenses of counsel for such Selling Shareholder other than as specified in clause (x) above. In connection with clause (ii) of the preceding sentence, Morgan Stanley agrees to pay
         New York State stock transfer tax, and the Company agrees to reimburse Morgan Stanley for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

         The provisions of this section shall not supercede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

           8. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Sections 7(a) or 7(c) hereof.

          (b) Each of the FL Shareholders, severally in proportion to the number of Shares to be sold by such FL Shareholders hereunder, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information (i) relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or (ii) furnished to the Company in writing by an Other Shareholder for use in the preparation of the answers in the Registration Statement or the Prospectus to Item 7 of Form S-1; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended for supplemented if the Company or the Selling Shareholders shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Sections 7(a) or 7(c) hereof; PROVIDED FURTHER, HOWEVER, that with respect to any amount due an indemnified person under this paragraph (b), each

FL Shareholder shall be liable only to the extent of the net proceeds received by such FL Shareholder from the sale of such FL Shareholder's Shares.

          (c) Each Other Shareholder agrees, severally in proportion to the number of Shares to be sold by such Other Shareholder, to indemnify and hold harmless each Underwriter and the Company, its directors, its officers who sign the Registration Statement, and each person, if any, who controls the Company and any Underwriter, as the case may be, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Other Shareholder furnished in writing by or on behalf of such Other Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; PROVIDED, HOWEVER, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended for supplemented if the Company or the Selling Shareholders shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving ruse to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Sections 7(a) or 7(c) hereof; PROVIDED FURTHER, HOWEVER, that with respect to any amount due an indemnified person under this paragraph (c), each Other Shareholder shall be liable only to the extent of the net proceeds received by such Other Shareholder from the sale of such Other Shareholder's Shares.

          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the

Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (e) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b), 8(c) or 8(d), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters such firm shall be designated in writing by Morgan Stanley. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as Attorneys-in-Fact for the Selling Shareholders under the Power of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (f) To the extent the indemnification provided for in Section 8(a), 8(b), 8(c) or 8(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(f)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(f)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Sellers and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (g) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (h) The indemnity and contribution provisions contained in this
Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

           9. DIRECTED SHARE PROGRAM INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless Morgan Stanley and each person, if any, who controls Morgan Stanley within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act ("MORGAN STANLEY ENTITIES"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Morgan Stanley Entities.

         (b) In case any proceeding (including any governmental investigation) shall be instituted involving any Morgan Stanley Entity in respect of which indemnity may be sought pursuant to Section 9(a), the Morgan Stanley Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Morgan Stanley Entity, shall retain counsel reasonably satisfactory to the Morgan Stanley Entity to represent the Morgan Stanley Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Morgan Stanley Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Morgan Stanley Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Morgan Stanley Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Morgan Stanley Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Morgan Stanley Entities. Any such separate firm for the Morgan Stanley Entities shall be designated in writing by Morgan Stanley. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Company agrees to indemnify the Morgan Stanley Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Morgan

Stanley Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Morgan Stanley Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Morgan Stanley Entity is or could have been a party and indemnity could have been sought hereunder by such Morgan Stanley Entity, unless such settlement includes an unconditional release of the Morgan Stanley Entities from all liability on claims that are the subject matter of such proceeding.

         (c) To the extent the indemnification provided for in Section 9(a) is unavailable to a Morgan Stanley Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Morgan Stanley Entity thereunder, shall contribute to the amount paid or payable by the Morgan Stanley Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 9(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(c)(i) above but also the relative fault of the Company on the one hand and of the Morgan Stanley Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Morgan Stanley Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Morgan Stanley Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Morgan Stanley Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Morgan Stanley Entities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (d) The Company and the Morgan Stanley Entities agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by PRO RATA allocation (even if the Morgan Stanley Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(c). The amount paid or payable by the Morgan Stanley Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Morgan Stanley Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Morgan Stanley Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Morgan Stanley Entity has otherwise been required to pay. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (e) The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Morgan Stanley Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

          10. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the NYSE, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          11. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

         If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses

(including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          12. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                      Very truly yours,

                                      THE YANKEE CANDLE
                                      COMPANY, INC.


                                      By:
                                         -------------------------------
                                      Name:
                                      Title:


                                      The Selling Shareholders named in
                                      Schedule I hereto, acting severally

                                      By:
                                         -------------------------------
                                                  Attorney-in-Fact


Accepted as of the date hereof

MORGAN STANLEY & CO.
INCORPORATED
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule
   II hereto.

By:   Morgan Stanley & Co. Incorporated


By:
   -------------------------------
Name:
Title:

MORGAN STANLEY & CO.
INTERNATIONAL LIMITED
GOLDMAN SACHS INTERNATIONAL
MERRILL LYNCH INTERNATIONAL

Acting severally on behalf of themselves and the several International Underwriters named in
      Schedule III hereto.

By:   Morgan Stanley & Co. International Limited


By:
   -------------------------------
Name:
Title:

                                                                   SCHEDULE I





                                                    NUMBER OF FIRM SHARES
 SELLING SHAREHOLDER                                      TO BE SOLD
-----------------------------------               ---------------------------
FL SELLING SHAREHOLDERS
Forstmann Little & Co. Subordinated Debt and
        Equity Management Buyout Partnership-VI,
        L.P.......................................
Forstmann Little & Co. Equity Partnership-V,
        L.P.......................................

OTHER SELLING SHAREHOLDERS

[NAMES OF OTHER SELLING
SHAREHOLDERS].....................................


                                                   ------------------------

         Total.................................... ------------------------
                                                   ------------------------

                                                                     SCHEDULE II


                                U.S. UNDERWRITERS



                                                    NUMBER OF FIRM SHARES
      UNDERWRITER                                      TO BE PURCHASED
-----------------------------------               ---------------------------
Morgan Stanley & Co. Incorporated............

Goldman, Sachs & Co.  .......................

Merrill Lynch, Pierce, Fenner
   & Smith Incorporated......................     ---------------------------

         Total U.S. Firm Shares..............     ---------------------------
                                                  ---------------------------

                                                                    SCHEDULE III


                           INTERNATIONAL UNDERWRITERS




                                                    NUMBER OF FIRM SHARES
      UNDERWRITER                                      TO BE PURCHASED
-----------------------------------               ---------------------------
Morgan Stanley & Co. International Limited....

Goldman Sachs International...................

Merrill Lynch International...................
                                                  ----------------------------
         Total International Firm Shares......    ----------------------------
                                                  ----------------------------


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                                                                       EXHIBIT A


                            [FORM OF LOCK-UP LETTER]


                                                                          , 199
                                                              ------------     -


Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
c/o  Morgan Stanley & Co. Incorporated
     1585 Broadway
     New York, NY 10036

Morgan Stanley & Co. International Limited
Goldman Sachs International
Merrill Lynch International
c/o  Morgan Stanley & Co. International Limited
     25 Cabot Square
     Canary Wharf
     London E14 4QA
     England

Dear Sirs and Mesdames:

         The undersigned understands that Morgan Stanley & Co. Incorporated ("MORGAN STANLEY") and Morgan Stanley & Co. International Limited ("MSIL") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with Yankee Candle Company, Inc., a Massachusetts corporation (the "COMPANY") providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including Morgan Stanley and MSIL (the "UNDERWRITERS") of ___ shares (the "SHARES") of the Common Stock, par value $.01 per Share, of the Company (the "COMMON STOCK").

         To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common
Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                            Very truly yours,



                                            ------------------------------------
                                            Name

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                                            Address




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